UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): April 4, 2003


                             HEALTHSOUTH Corporation
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

                 1-10315                          63-0860407
                 -------                          ----------
        (Commission File Number)       (IRS Employer Identification No.)

               One HealthSouth Parkway, Birmingham, Alabama 35243
               --------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)

                                 (205) 967-7116
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

            Attached as Exhibit 16.1 hereto is the letter from Ernst & Young LLP relating to HEALTHSOUTH's Form 8-K dated April 4, 2003.

ITEM 7(C).  EXHIBITS.

       16.1 Letter from Ernst & Young LLP to Securities and Exchange Commission regarding HEALTHSOUTH Corporation, dated April 23, 2003


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           HEALTHSOUTH CORPORATION

                                     By:   /s/ WILLIAM W. HORTON
                                           -------------------------------
                                           Name:  William W. Horton
                                           Title: Executive Vice President
                                                  and Corporate Counsel

   Dated: April 25, 2003